SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2003

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
Exhibit 99

Item 9. Regulation FD Disclosure.

On June 30, 2003 the Progressive Corporation filed an 8-K/A which includes an updated Exhibit B in the appendix of The Report on Loss Reserving Practices which was originally filed on a form 8-K dated June 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 2003

THE PROGRESSIVE CORPORATION

By:	/s/ W. Thomas Forrester

Name:	W. Thomas Forrester
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description

99	99	Report on Loss Reserving Practices, dated June 2003